FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2024
Derivative Instruments and Hedging Activities Disclosure [Abstract]
FINANCIAL INSTRUMENTS

9. FINANCIAL INSTRUMENTS

Secured Commercial Loans Swap

In October 2018, in connection with the Secured Commercial Loans, the Company entered into a swap for $40.0 million notional effective November 1, 2018 with a termination date of November 1, 2028. The swap required the Company to pay a fixed rate of 4.99% and receive the total of LIBOR plus 1.62%, which totaled 3.97% as of December 31, 2018. The Company entered into this swap to hedge certain of its interest rate risks on its variable rate debt. The Company monitors its positions with, and the credit quality of, the financial institutions that are party to its financial transactions. The Company has designated the interest rate swap as a cash flow hedge, and all changes in fair value are recognized in other comprehensive income until the hedged interest payments affect earnings.

In May 2023, the Company amended its Secured Commercial Loans and associated interest rate swap to replace the LIBOR reference rate with Term SOFR. The swap requires the Company to pay a fixed rate of 4.99% and receive the total of SOFR plus 1.70%, which totaled 6.24% as of December 31, 2024.

Prior to the May 2023 amendment the fair value of the swap was based on commonly quoted monthly LIBOR rates. Subsequent to this amendment, the fair value of the swap is based on commonly quoted monthly Term SOFR rates. Both the LIBOR and Term SOFR reference rates are considered observable inputs representing a Level 2 measurement within the fair value hierarchy. The fair value of the swap was $0.7 million and $0.3 million as of December 31, 2024 and 2023, respectively, and was included in other assets in the combined balance sheets. The total change in fair value of the swap’s asset position included in accumulated other comprehensive loss was a decrease of $0.4 million, an increase of $0.3 million and a decrease of $4.9 million for the years ended December 31, 2024, 2023 and 2022, respectively. The Company reclassified $0.3 million of the increase in fair value into net income during each of the years ended December 31, 2024, 2023 and 2022, respectively, representing the amortization of the cash flow hedge fair value to net income.

Forward Foreign Exchange Contracts

The Company enters into forward foreign exchange contracts that economically hedge certain of its foreign currency risks, even though hedge accounting does not apply or the Company elects not to apply hedge accounting. The Company monitors its positions with, and the credit quality of, the financial institutions that are party to its financial transactions.

As of December 31, 2024, the Company had the following outstanding forward foreign exchange contracts (all outstanding contracts have maturities of less than 12 months from December 31, 2024) (in thousands except for exchange rates):

Foreign Currency	Foreign Currency Amount		US Dollar Amount	Weighted Average Exchange Rate Per $1 USD
British Pound Sterling	£4,569	in exchange for	$3,591	£0.79

For forward foreign exchange contracts not designated as cash ﬂow hedges, the Company recorded net (losses) gains of $(0.3) million, $3.1 million and $(2.2) million for the years ended December 31, 2024, 2023 and 2022, respectively. These amounts were included in other (expense) income, net in the combined statements of operations.

In certain circumstances, the Company enters into contracts that are settled in currencies other than the functional or local currencies of the contracting parties. Accordingly, these contracts consist of the underlying operational contract and an embedded foreign currency derivative element. Hedge accounting is not applied to the embedded foreign currency derivative element. The Company recorded net gains (losses) of $3.2 million, $1.7 million and $(0.4) million for the years ended December 31, 2024, 2023 and 2022, respectively, in other income (expense), net in the combined statements of operations.